Postretirement Benefits (Portion Of Other Comprehensive Income Expected To Be Reflected In Pension Expense In Next Year) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Postretirement Benefits [Abstract]
Amortization of prior service cost	$ 2,063
Amortization of net loss (gain)	12,175
Amortization of transition obligation	0
Total	$ 14,238